Exhibit 10.19

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

AMENDMENT TO TERMINALING SERVICES AGREEMENT

(October 1, 2015)

This Amendment to Terminaling Services Agreement is made as of the 1st day of October, 2015 between Center Point Terminal Company, LLC, a Delaware limited liability company (“Terminal”), and Apex Oil Company, Inc., a Missouri corporation (“Customer”).

RECITALS

A.                 Terminal and Customer are party to that certain Terminaling Services Agreement dated August 14, 2013, as amended (collectively, the “Agreement”), which Agreement provides for the storage and handling of various petroleum products as specified therein at the Terminal Facilities.

B.                 Terminal and Customer desire to amend the Agreement pursuant to the terms and conditions contained herein.

AGREEMENT

In consideration of the foregoing, the mutual covenants herein contained and other good and valuable consideration (the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties by their execution hereof), the parties agree as follows:

1.                  Definitions. All capitalized terms not otherwise expressly defined herein shall have the respective meanings given thereto in the Agreement.

2.                  Amendments.

2.1. Terminal Facility. Terminal agrees, pursuant to the terms and provisions of the Agreement, to reserve at its newly acquired terminaling facility located at 1134 Marine Road, Salisbury, Maryland (the “Salisbury Facility”) dedicated storage for Customer’s Products in one or more tanks having gross shell capacity of 129,145 barrels and the Salisbury Facility will be deemed a “Terminal Facility” for purposes of the Agreement.

2.2 Term. The initial term with respect to the Salisbury Facility shall commence on the date that the tanks are first available for service and continue for a period of three (3) years (the “Initial Term”). The agreement for storage at the Salisbury Facility shall automatically renew for successive one year terms after the end of the Initial Term (each such renewal term, the “Renewal Term” and, collectively, the “Renewal Terms”) unless either party notifies the other party in writing at least one hundred twenty (120) days prior to expiration of the Initial Term or the then current Renewal Term for the Salisbury Facility, as applicable, of its intent to cancel this agreement, in which event this agreement will terminate with respect to the Salisbury Facility at the end of such Initial Term or such Renewal Term, as applicable.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

2.3 Charges. Customer agrees to pay the per barrel storage rate listed on Schedule C for the Salisbury Facility (the “Storage Rates”) on a monthly basis for the product volumes listed on Schedule B (the “Stipulated Volumes”) and Customer further agrees to pay any applicable Excess Storage Fees and Ancillary and Additive Services Fees as provided in the Agreement.

2.4 Schedules. Schedules A, B and C of the Agreement shall be amended to reflect the foregoing and the addition of the Salisbury Facility.

3. No Other Modifications. Nothing contained herein in any way impairs the Agreement or alters, waives, annuls, varies or affects any provision, condition or covenant therein, except as specifically set forth in this Amendment to the Agreement. All other terms and provisions of the Agreement remain in full force and effect.

[Signature Page Immediately Follows]

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

CENTER POINT TERMINAL COMPANY, LLC

By:	/s/ Ken Fenton
Name: Ken Fenton
Title: Executive Vice President

APEX OIL COMPANY, INC.

By:	/s/ Jeff Call
Name: Jeff Call
Title: President

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

AMENDED SCHEDULE A

(Effective as of October 1, 2015)

TERMINAL FACILITIES AND INITIAL CONTRACT TERMS

Terminal Facility	Initial Contract Term
Albany	2 Year
Baltimore	3 Years
Blakeley Island	N/A
Chesapeake	2 Years
Gates	1 Year
Glenmont	2 years
Greensboro	3 years Commencing 1-1-2015
Jacksonville	3 Years
Newark	5 Years
Salisbury	3 Years Commencing when tanks are available for service

This Amended Schedule A reflects all revisions to the Agreement as of October 1, 2015.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

AMENDED SCHEDULE B

(Effective as of October 1, 2015)

STIPULATED VOLUMES AND TYPES OF PRODUCT

	Albany	Baltimore	Blakeley Is	Chesapeake	Gates	Glenmont	Greensboro	Jacksonville	Newark	Salisbury	Total
Stipulated Volumes/bbl	762,062	853,900	N/A	78,400	180,397	1,730,643	646,107	413,688	433,000	129,145	5,245,342 (excluding biodiesel and asphalt)
Biodiesel volumes/bbl									500		500
Asphalt Stipulated Volumes/bbl				165,000							165,500

This Amended Schedule B reflects all revisions to the Agreement as of October 1, 2015.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

AMENDED SCHEDULE C

(Effective as of October 1, 2015)

STORAGE RATES PER BARREL*

	Albany	Baltimore	Blakeley Is	Chesapeake	Gates	Glenmont	Greensboro	Jacksonville	Newark	Salisbury
Storage Rates/bbl	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]
Biodiesel Storage Rates/bbl									$[**]
Asphalt Storage Rates/bbl				$[**]

ADDITIVE & ANCILLARY SERVICE FEES*

	Albany	Baltimore	Blakeley Is	Chesapeake	Gates	Glenmont	Greensboro	Jacksonville	Newark	Salisbury
Generic Gas Additive/bbl	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]
Proprietary Gas Additive/bbl	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Ethanol Blending/bbl	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]
Biodiesel Blending/bbl	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]
Gasoline Blendstocks/bbl	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]
Red Dye Injection/bbl	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]
Lubricity Additive/bbl	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]
Cold Flow Additive/bbl	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	N/A	$[**]	$[**]	$[**]
Octane Booster Blending/bbl	$[**]	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Rail Car Unloading/bbl	$[**]	N/A	N/A	$[**]	N/A	N/A	N/A	$[**]	N/A	N/A
Barge Imports/bbl	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]
Barge Exports/bbl	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]
Pipeline Service Fee/month	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]
Pipeline Throughput Fee/bbl	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]
Truck Unloading Fee/bbl	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]
Asphalt Heating Charge				at cost

* Subject to adjustment as provided in Section 4.6.

This Amended Schedule C reflects all revisions to the Agreement as of October 1, 2015.